                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): AUGUST 11, 1997


                       NORWOOD PROMOTIONAL PRODUCTS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                     TEXAS
                 (STATE OR OTHER JURISDICTION OF INCORPORATION)

                0-21800                                  74-2553074
        (COMMISSION FILE NUMBER)              (IRS EMPLOYER IDENTIFICATION NO.)


                            9311 SAN PEDRO, STE. 900
                            SAN ANTONIO, TEXAS 78216
          (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE, INCLUDING ZIP CODE)


                                 (210) 341-9440
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)



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ITEM 5. OTHER EVENTS.


On August 7, 1997, Norwood Promotional Products, Inc. (the "Company") announced the resignation of Robert P. Whitesell as President and Chief Operating Officer. The resignation was received and accepted by the Board of Directors and is effective immediately. Frank P. Krasovec, Chairman and Chief Executive Officer, will assume the title of President and all of Mr. Whitesell's responsibilities.

James P. Gunning, Jr. formerly Treasury Director of Norwood Promotional Products, has been named Chief Financial Officer, effective immediately. J. Max Waits, formerly Chief Financial Officer, was elected Vice President of the Company.

In an addition, the Company announced that the letter of intent (signed on December 16, 1996) and all negotiations relating to the acquisition of Rou bill Group in Germany have been terminated.

The Company announced that the Company's Corporate Operations offices in San Antonio, Texas will merge with the Company's Executive offices in Austin, Texas and that the San Antonio offices will be closed.


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                       Norwood Promotional Products, Inc.

                                    Form 8-K


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchanged Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 11, 1997                 By: /s/ J. MAX WAITS
                                          -------------------------------------
                                          J. Max Waits, Secretary and Treasurer